                                                           Exhibit 99.1




News Release
For Immediate Release

                THE BANK OF NEW YORK COMPANY, INC. REPORTS
                   STRONG GROWTH IN OPERATING EARNINGS;
      ISSUER SERVICES BUSINESS REMAINS ROBUST; GOOD EXPENSE DISCIPLINE

NEW YORK, N.Y., October 19, 2006 -- The Bank of New York Company, Inc. (NYSE:
BK) reported today third quarter net income of $352 million and diluted earnings per share of 46 cents, including after-tax charges of $74 million, or 10 cents per share, for merger and integration costs. On an operating basis, excluding the merger and integration costs, third quarter net income was $426 million and diluted earnings per share was 56 cents, an increase of 10% from net income of $389 million and diluted earnings per share of 51 cents in the third quarter of 2005.

     For the nine months ended September 30, 2006, net income was $1,222 million and diluted earnings per share was $1.59, including after-tax charges of $74 million, or 10 cents per share, for merger and integration costs. On an operating basis, excluding merger and integration costs, year-to-date net income was $1,296 million compared with $1,166 million last year and diluted earnings per share was $1.69, an increase of 12% over $1.51 in the prior year period.

Performance Highlights

* Strong revenue growth in issuer services and broker-dealer services, both up 14% over last year's third quarter.
* Private banking and asset management revenues up 23% from the year-ago quarter, led by the Alcentra and Urdang acquisitions.
* Disciplined expense control, as adjusted expenses excluding merger and integration costs declined sequentially by $40 million.
* Continued excellent asset quality, with a 15% sequential decline in adjusted nonperforming assets.
* Completion of balance sheet repositioning actions tied to the JPMorgan Chase swap, taking advantage of favorable market conditions.
* Closed the swap with JPMorgan Chase and the BNY ConvergEx transaction on schedule in early October.

     "The breadth of our securities servicing platform was instrumental in achieving strong growth in operating earnings, despite a pronounced seasonal decline in market activity and exceptionally low market volatility," stated Thomas A. Renyi, Chairman and Chief Executive Officer. "We benefited from our market-leading positions in global depositary receipts and broker-dealer services as well as our continued focus on managing our expense base, which helped offset the impact of lower transaction volumes. Credit quality remained excellent, reflecting the actions we have taken over the past few years to improve our risk profile and realign our use of credit in support of our core businesses.

     "Of great importance to our future results was the recent completion of two strategic transactions that sharpen our focus on securities servicing and asset management, and enhance our ability to grow and generate attractive returns for our shareholders. We anticipate a smooth integration and are enthusiastic about the long-term potential of our franchise."

     On October 1, 2006, the Company acquired JPMorgan Chase's corporate trust business and sold to JPMorgan Chase the Company's retail and regional middle market banking businesses. In the second quarter of 2006, the Company adopted discontinued operations accounting for its retail and regional middle market
banking businesses.   Therefore, the results from continuing operations through
September 30, 2006 exclude the results of the Company's retail and regional middle market banking businesses but do not include the operations of the JPMorgan Chase corporate trust business, since the transaction did not close until October 1, 2006. Adjusted financial statements combining continuing and discontinued operations are presented in "Supplemental Financial Information."

     The following tables show the impact of the merger and integration costs associated with the JPMorgan Chase transaction on diluted earnings per share for the three months and nine months ended September 30, 2006:



                                                   Diluted Earnings Per Share
                           ----------------------------------------------------------------------------
                           Three Months Ended September 30, 2006   Nine Months Ended September 30, 2006
                           -------------------------------------   ------------------------------------
                            Continuing  Discontinued               Continuing  Discontinued
(In dollars)                Operations  Operations     Adjusted(1) Operations  Operations     Adjusted(1)
                            ----------  ------------   --------    ----------  ------------   --------
Including Merger &
  Integration Costs         $  0.39    $  0.07        $  0.46      $  1.36    $  0.23        $  1.59

Merger & Integration Costs     0.08       0.02           0.10         0.08       0.02           0.10
                            -------    -------        -------      -------    -------        -------
Excluding Merger &
  Integration Costs         $  0.47    $  0.09        $  0.56      $  1.44    $  0.25        $  1.69
                            =======    =======        =======      =======    =======        =======



(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.



     Merger and integration costs include investment portfolio restructuring costs, employee-related costs, and other transaction-related expenses.

     Third quarter 2006 income from continuing operations excluding merger and integration costs was 47 cents of diluted earnings per share, up 7% from the 44
cents of diluted earnings per share in the third quarter of 2005.   Net income
on a continuing operations basis, excluding merger and integration costs, was $360 million in the third quarter of 2006, compared with $333 million last year. Net income from continuing operations was $391 million or 52 cents of diluted earnings per share in the second quarter of 2006. On a year-to-date basis, excluding merger and integration costs, income from continuing operations was $1,111 million, or $1.44 of diluted earnings per share, compared to $1,004 million, or $1.30 of diluted earnings per share in 2005, up 11%.

SUPPLEMENTAL FINANCIAL INFORMATION
----------------------------------

     On October 1, 2006, the Company acquired JPMorgan Chase's corporate trust business and sold to JPMorgan Chase the Company's retail and regional middle market banking businesses. The transaction further increases the Company's focus on the securities services and asset management businesses that are at the core of its long-term business strategy.

     For the quarters and nine months ended September 30, 2006 and 2005, the Company has prepared supplemental financial information as follows:

* Full income statements and balance sheets for continuing operations, which exclude the results of substantially all of the Retail & Regional Middle Market Banking Business
* Full income statements and balance sheets for the Retail & Regional Middle Market Banking Business, which is reflected as discontinued operations
* Adjusted results, which combine continuing and discontinued operations to provide continuity with historical results
* Continuing operations and adjusted results including and excluding merger and integration costs

     The Company believes that providing supplemental adjusted non-GAAP financial information is useful to investors in understanding the underlying operating performance of the Company and its businesses and performance trends, particularly in view of the materiality and strategic significance of the JPMorgan Chase transaction. Specifically, the Company believes that the results of continuing operations are of limited value in projecting future results because they do not include the net income associated with the acquisition of the JPMorgan Chase corporate trust business, which closed on October 1, 2006. By combining the results of continuing and discontinued operations and comparing the results with prior periods, the Company believes investors can obtain greater insight into the current performance of the Company in relation to historical results. By excluding merger and integration costs, the Company believes investors can gain greater insight into the operating performance of the Company. Although the Company believes that the non-GAAP financial measures presented in this report enhance investors' understanding of the Company's business and performance, these non-GAAP measures should not be considered an alternative to GAAP. A reconciliation of the Company's non-GAAP and GAAP financial results for the quarters and nine-month periods ended September 30, 2006 and 2005 are included in Appendix I.

     Income statements for both continuing operations and adjusted results are provided on the following two pages.


                                                 THE BANK OF NEW YORK COMPANY, INC.
                                           Income Statement - Supplemental Information
                                            (In millions, except per share amounts)
                                                             (Unaudited)

                                                        Continuing Operations

                                 ---------------------------------------------------------------
                                              Quarter Ended                    Nine Months Ended
                                  September 30,  June 30,   September 30,        September 30,
                                      2006         2006         2005          2006         2005
                                   -----------   ---------   -----------    ---------   --------

Net Interest Income                     $ 351       $  358       $ 346         $1,048       $  996
-------------------
Provision for Credit Losses                (4)          (1)         10             (5)         (10)
                                        -----        -----       -----          -----        -----
Net Interest Income After
  Provision for
   Credit Losses                          355          359         336          1,053        1,006
                                        -----        -----       -----          -----        -----
Noninterest Income
------------------
Servicing Fees
 Securities                               839          909         806          2,579        2,330
 Global Payment Services                   66           63          67            191          200
                                        -----        -----       -----          -----        -----
                                          905          972         873          2,770        2,530
Private Banking and
  Asset Management Fees                   134          138         109            402          334
Service Charges and Fees                   52           53          54            157          172
Foreign Exchange and Other
  Trading Activities                       84          130          90            327          283
Securities Gains                           21           23          15             61           50
Other                                      63           50          44            169          126
                                        -----        -----       -----          -----        -----
    Total Noninterest Income            1,259        1,366       1,185          3,886        3,495
                                        -----        -----       -----          -----        -----
Noninterest Expense
-------------------
Salaries and Employee Benefits            644          656         585          1,904        1,721
Net Occupancy                              70           68          60            206          184
Furniture and Equipment                    46           48          50            145          149
Clearing                                   47           53          49            150          137
Sub-custodian Expenses                     31           36          25            101           72
Software                                   53           53          54            161          160
Communications                             26           22          23             74           66
Amortization of Intangibles                14           15          10             42           28
Merger and Integration Costs               89            -           -             89            -
Other                                     172          183         175            519          506
                                        -----        -----       -----          -----        -----
    Total Noninterest Expense           1,192        1,134       1,031          3,391        3,023
                                        -----        -----       -----          -----        -----
Income Before Income Taxes, Including
  Merger and Integration Costs            422          591         490          1,548        1,478
Income Taxes                              124          200         157            499          474
                                        -----        -----       -----          -----        -----
Net Income Including Merger and
  Integration Costs                       298          391         333          1,049        1,004
Merger and Integration Costs, Net
  of Taxes                                 62            -           -             62            -
                                        -----        -----       -----          -----        -----
Net Income Excluding Merger and
  Integration Costs                     $ 360        $ 391       $ 333         $1,111       $1,004
                                        =====        =====       =====         ======       ======

Diluted Earnings Per Share              $0.39        $0.52       $0.44          $1.36        $1.30
Diluted Earnings Per Share Excluding
  Merger and Integration Costs           0.47         0.52        0.44           1.44         1.30

     Diluted earnings per share from continuing operations excluding merger and integration costs for the third quarter of 2006 were 47 cents, up from 44 cents a year ago. On the same basis for the year-to-date period, diluted earnings per share grew 11% from a year ago to $1.44.

                                                   THE BANK OF NEW YORK COMPANY, INC.
                                             Income Statement - Supplemental Information
                                               (In millions, except per share amounts)
                                                             (Unaudited)


                                                        Adjusted Income Statement (1)
                                 -----------------------------------------------------------------
                                              Quarter Ended                    Nine Months Ended
                                  September 30,  June 30,   September 30,        September 30,
                                      2006         2006         2005          2006         2005
                                   ----------   ----------   ---------      ---------    ---------

Net Interest Income                     $ 506        $ 512       $ 492         $1,506       $1,417
-------------------
Provision for Credit Losses                (5)           -          10              -            5
                                        -----        -----       -----          -----        -----
Net Interest Income After
  Provision for
   Credit Losses                          511          512         482          1,506        1,412
                                        -----        -----       -----          -----        -----
Noninterest Income
------------------
Servicing Fees
 Securities                               839          909         806          2,579        2,330
 Global Payment Services                   74           70          75            214          226
                                        -----        -----       -----          -----        -----
                                          913          979         881          2,793        2,556
Private Banking and
  Asset Management Fees                   145          150         120            436          366
Service Charges and Fees                   90           91          93            270          288
Foreign Exchange and Other
  Trading Activities                       86          132          93            333          292
Securities Gains                           21           23          15             61           50
Other                                      70           51          46            190          130
                                        -----        -----       -----          -----        -----
    Total Noninterest Income            1,325        1,426       1,248          4,083        3,682
                                        -----        -----       -----          -----        -----
Noninterest Expense
-------------------
Salaries and Employee Benefits            706          723         644          2,097        1,902
Net Occupancy                              88           86          79            262          239
Furniture and Equipment                    48           50          52            151          155
Clearing                                   47           53          49            150          137
Sub-custodian Expenses                     31           36          25            101           72
Software                                   54           53          54            163          162
Communications                             27           23          24             77           69
Amortization of Intangibles                14           15          10             42           28
Merger and Integration Costs              110            -           -            110            -
Other                                     193          209         198            591          571
                                        -----        -----       -----          -----        -----
    Total Noninterest Expense           1,318        1,248       1,135          3,744        3,335
                                        -----        -----       -----          -----        -----
Income Before Income Taxes, Including
  Merger and Integration Costs            518          690         595          1,845        1,759
Income Taxes                              166          242         206            623          593
                                        -----        -----       -----          -----        -----
Net Income Including Merger and
  Integration Costs                       352          448         389          1,222        1,166
Merger and Integration Costs, Net
  of Taxes                                 74            -           -             74            -
                                        -----        -----       -----          -----        -----
Net Income Excluding Merger and
  Integration Costs                     $ 426        $ 448       $ 389         $1,296       $1,166
                                        =====        =====       =====         ======       ======

Diluted Earnings Per Share              $0.46        $0.59       $0.51          $1.59        $1.51
Diluted Earnings Per Share, Excluding
  Merger and Integration Costs           0.56         0.59        0.51           1.69         1.51

(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


     Diluted earnings per share from adjusted results excluding merger and integration costs for the third quarter of 2006 were 56 cents, up from 51 cents a year ago. On the same basis for the year-to-date period, diluted earnings per share grew 12% from a year ago to $1.69.

SECURITIES SERVICING FEES

                                             Percent Inc/(Dec)
                                             -----------------  Year-to-date  Percent
                                             3Q06 vs. 3Q06 vs. --------------   Inc/
(In millions)            3Q06   2Q06   3Q05    2Q06    3Q05     2006    2005   (Dec)
                        ------ ------ ------ -------- -------- ------  ------ -------
Execution and
 Clearing Services      $  298 $  334 $  314     (11)%    (5)% $  971  $  901      8%

Issuer Services            194    207    170      (6)     14      555     468     19

Investor Services          282    302    265      (7)      6      861     792      9

Broker-Dealer Services      65     66     57      (2)     14      192     169     14
                        ------ ------ ------                   ------  ------
Securities
  Servicing Fees        $  839 $  909 $  806      (8)      4   $2,579  $2,330     11
                        ====== ====== ======                   ======  ======

        Securities servicing fee growth over the third quarter and year-to-date periods of 2005 reflects double-digit growth in issuer and broker-dealer services. Securities servicing fees were down sequentially reflecting the pronounced seasonality that occurred during the third quarter.

     The increase in execution and clearing fees on a year-to-date basis reflect growth in value-added fees at Pershing and an acquisition as well as increased cross-border trading activity in execution services. The decline in third quarter execution and clearing fees from the year-ago quarter reflect the previously disclosed loss of a significant customer at Pershing, as well as a shift from traditional broker-assisted execution to lower-commission electronic and program trading. The sequential-quarter decline in execution and clearing services reflects a seasonal reduction in trading volumes, as well as lower transition management activity. The execution and clearing businesses include institutional agency brokerage, electronic trading, transition management services, independent research and, through Pershing, correspondent clearing services such as clearing, execution, financing, and custody for introducing broker-dealers.

     Issuer services fees continued to exhibit strong growth, up 14% for the quarter compared with last year's third quarter and 19% for the first nine months of 2006 compared with the first nine months of 2005. The depositary receipts business continues to benefit from both a higher level of net issuance, reflecting the continued growth in cross-border investing activity, as well as increased corporate actions related to mergers, acquisitions and spin-offs. On a sequential-quarter basis, depositary receipts were down modestly from the seasonally strong second quarter when the depositary receipts business reported its best results ever. Growth in corporate trust fees over last year's third quarter was primarily attributable to continued strong results in global trust products and structured finance, notably asset-backed and mortgage-backed securities. Corporate trust fees were essentially flat sequentially. Issuer services includes corporate trust, depositary receipts, employee investment plan services, stock transfer, and credit-related services.

     The growth in investor services fees from the year-ago periods reflects improved performance in global custody activities, consistent with higher volumes of cross-border transactions, as well as continued strong performance in securities lending. The decline in fees from the second quarter is consistent with seasonally lower securities lending revenue and lower transaction volumes in global custody and fund services. Investor services includes global fund services, global custody, securities lending, global liquidity services and outsourcing.

     Broker-dealer services fees were up 14% from both the third quarter and first nine months of 2005, as a result of continued strong performance in domestic and global collateral management fees, an increase in transaction volumes and strong net new business flows. Broker-dealer services fees were down modestly from the second quarter of 2006 consistent with the seasonal slowdown in fixed income trading.

NONINTEREST INCOME

Continuing Operations
---------------------

                                             Percent Inc/(Dec)
                                             -----------------   Year-to-date  Percent
                                             3Q06 vs.  3Q06 vs. --------------   Inc/
(In millions)            3Q06   2Q06   3Q05    2Q06      3Q05    2006    2005   (Dec)
                        ------ ------ ------ --------  -------  ------  ------ -------
Servicing Fees
  Securities            $  839 $  909 $  806      (8)%      4%  $2,579  $2,330     11%
  Global Payment
   Services                 66     63     67       5       (1)     191     200     (5)
                        ------ ------ ------                    ------  ------
                           905    972    873      (7)       4    2,770   2,530      9
Private Banking
 and Asset Management
 Fees                      134    138    109      (3)      23      402     334     20
Service Charges and Fees    52     53     54      (2)      (4)     157     172     (9)
Foreign Exchange and
 Other Trading Activities   84    130     90     (35)      (7)     327     283     16
Securities Gains            21     23     15      (9)      40       61      50     22
Other                       63     50     44      26       43      169     126     34
                        ------ ------ ------                    ------  ------
Total Noninterest
  Income                $1,259 $1,366 $1,185      (8)       6   $3,886  $3,495     11
                        ====== ====== ======                    ======  ======


Adjusted (1)
------------

                                             Percent Inc/(Dec)
                                             -----------------   Year-to-date  Percent
                                             3Q06 vs.  3Q06 vs. --------------   Inc/
(In millions)            3Q06   2Q06   3Q05    2Q06      3Q05    2006    2005   (Dec)
                        ------ ------ ------ --------  -------  ------  ------ -------
Servicing Fees
  Securities            $  839 $  909 $  806      (8)%      4%  $2,579  $2,330     11%
  Global Payment
   Services                 74     70     75       6       (1)     214     226     (5)
                        ------ ------ ------                    ------  ------
                           913    979    881      (7)       4    2,793   2,556      9
Private Banking
 and Asset Management
 Fees                      145    150    120      (3)      21      436     366     19
Service Charges and Fees    90     91     93      (1)      (3)     270     288     (6)
Foreign Exchange and
 Other Trading Activities   86    132     93     (35)      (8)     333     292     14
Securities Gains            21     23     15      (9)      40       61      50     22
Other                       70     51     46      37       52      190     130     46
                        ------ ------ ------                    ------  ------
Total Noninterest
  Income                $1,325 $1,426 $1,248      (7)       6   $4,083  $3,682     11
                        ====== ====== ======                    ======  ======

(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


     Unless otherwise indicated, the discussion below refers to noninterest income on both a continuing operations basis and on an adjusted basis.

     The increase in noninterest income versus the year-ago quarter reflects growth in securities servicing and private banking and asset management fees, as well as a higher level of securities gains and other income, partially offset by declines in service charges and fees and foreign exchange and other trading activities. Most of these same trends explain the year-to-date increase in noninterest income, with the exception of foreign exchange and other trading activities, which were up significantly for the first nine months of the year. The sequential decline in noninterest income reflects a pronounced seasonal slowdown across several businesses.

     On a continuing operations basis, global payment services fees increased sequentially, reflecting increased funds transfer volume. On the same basis, global payment service fees were down from the year-ago quarter and on a year-to-date basis. While the payments business continues to grow, reflecting increases in funds transfer volume and net new business, the level of fees has been impacted by customers paying with higher compensatory balances in lieu of fees. On an invoiced services basis, total revenue was up 7% over the third quarter of 2005 and 4% on a sequential-quarter basis. Performance trends on an adjusted basis were relatively consistent with the continuing operations basis.

     Private banking and asset management fees increased significantly from the third quarter and year-to-date periods of 2005 primarily due to acquisitions and higher fees in private banking. The sequential-quarter decline in fees is attributable to a decline in activity-based fees in the private bank and lower performance fees for certain asset management activities. Total assets under management for private banking and asset management were $120 billion, up from $106 billion at September 30, 2005 and $116 billion at June 30, 2006.

     Service charges and fees were down sequentially and from prior year periods principally due to lower capital market fees.

     Foreign exchange and other trading revenues were down sequentially and from the third quarter of 2005, but up significantly from last year on a year-to-date basis. Foreign exchange results were particularly weak in the third quarter, as the typical seasonal slowdown was exacerbated by an eight year historical low in volatility. Other trading was down from the 2005 periods and sequentially primarily due to weaker results in interest rate derivatives and fixed income trading.

      Securities gains in the third quarter were up significantly from the year-ago quarter and down on a sequential-quarter basis. The gains in the quarter were primarily attributable to continued strong returns on investments in the sponsor fund portfolio. Securities gains were up in the first nine months of 2006 versus a year ago reflecting favorable market conditions and liquidity in the private equity markets.

     Other noninterest income increased versus the third quarter of 2005 and the second quarter of 2006. The current quarter results include a higher level of asset-related gains. The year-to-date period of 2006 includes a pre-tax gain of $35 million related to the conversion of the Company's New York Stock Exchange seats into cash and shares of NYSE Group, Inc. common stock. The year-to-date period of 2005 includes a $17 million gain on the sale of the Company's interest in Financial Models Company, Inc.

NET INTEREST INCOME

Continuing Operations
---------------------

                                      Percent Inc/(Dec)  Year-to-date
                                      ----------------- -------------  Percent
(Dollars in millions)                 3Q06 vs. 3Q06 vs.  2006   2005     Inc/
                     3Q06  2Q06  3Q05   2Q06     3Q05                   (Dec)
                     ----  ----  ---- -------- -------- ------- ------ -------
Net Interest Income  $351  $358  $346    (2)%      1%   $1,048 $  996        5%
Tax Equivalent
  Adjustment*           7     7     7                       21     22
                     ----  ----  ----                   ------ ------
Net Interest Income
  on a Tax Equivalent
  Basis              $358  $365  $353    (2)       1    $1,069 $1,018        5
                     ====  ====  ====                   ====== ======
Interest Rate
 Spread              1.14% 1.29% 1.52%                    1.26%  1.56%

Net Interest Margin  1.89  1.95  2.09                     1.93   2.04

*  See Note (1)


Adjusted**
----------

                                      Percent Inc/(Dec)  Year-to-date
                                      ----------------- ------------- Percent
(Dollars in millions)                 3Q06 vs. 3Q06 vs.  2006   2005     Inc/
                     3Q06  2Q06  3Q05   2Q06     3Q05                   (Dec)
                     ----  ----  ---- -------- -------- ------- ------ -------
Net Interest Income  $506  $512  $492    (1)%      3%   $1,506 $1,417        6%
Tax Equivalent
  Adjustment*           8     9     8                       23     21
                     ----  ----  ----                   ------ ------
Net Interest Income
  on a Tax Equivalent
  Basis              $514  $521  $500    (1)       3    $1,529 $1,438        6
                     ====  ====  ====                   ====== ======
Interest Rate
 Spread              1.54% 1.65% 1.84%                    1.64%  1.87%

Net Interest Margin  2.33  2.36  2.42                     2.34   2.37

*  See Note (1)
** Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


     Net interest income on a continuing operations basis and on an adjusted basis increased from the year-ago quarter and year-to-date periods reflecting higher interest earning assets and the higher value of interest-free balances in a rising rate environment. Net interest income decreased on a sequential-quarter basis reflecting a seasonal decline in interest-free balances.

NONINTEREST EXPENSE AND INCOME TAXES

Continuing Operations
---------------------

                                                    Percent Inc/(Dec)
                                                    -----------------  Year-to-date  Percent
                                                    3Q06 vs. 3Q06 vs. --------------   Inc/
(In million)                    3Q06   2Q06   3Q05   2Q06     3Q05     2006    2005   (Dec)
                               ------ ------ ------ -------- -------- ------  ------ -------
Salaries and
  Employee Benefits            $  644 $  656 $  585     (2)%     10%  $1,904  $1,721    11%
Net Occupancy                      70     68     60      3       17      206     184    12
Furniture and Equipment            46     48     50     (4)      (8)     145     149    (3)
Clearing                           47     53     49    (11)      (4)     150     137     9
Sub-custodian Expenses             31     36     25    (14)      24      101      72    40
Software                           53     53     54      -       (2)     161     160     1
Communications                     26     22     23     18       13       74      66    12
Amortization
 of Intangibles                    14     15     10     (7)      40       42      28    50
Merger and Integration Costs       89      -      -                       89       -
Other                             172    183    175     (6)      (2)     519     506     3
                               ------ ------ ------                   ------  ------
Total Noninterest
   Expense Including
   Merger and Integration
   Costs                        1,192  1,134  1,031      5       16    3,391   3,023    12
Merger and Integration Costs      (89)     -      -                      (89)      -
                               ------ ------ ------                   ------  ------
Total Noninterest
   Expense Excluding
   Merger and Integration
   Costs                       $1,103 $1,134 $1,031     (3)       7   $3,302  $3,023     9
                               ====== ====== ======                   ======  ======


Adjusted (1)
------------

                                                   Percent Inc/(Dec)
                                                   -----------------  Year-to-date  Percent
                                                    3Q06 vs. 3Q06 vs. --------------   Inc/
(In million)                    3Q06   2Q06   3Q05   2Q06     3Q05     2006    2005   (Dec)
                               ------ ------ ------ -------- -------- ------  ------ -------
Salaries and
  Employee Benefits            $  706 $  723 $  644     (2)%     10%  $2,097  $1,902    10%
Net Occupancy                      88     86     79      2       11      262     239    10
Furniture and Equipment            48     50     52     (4)      (8)     151     155    (3)
Clearing                           47     53     49    (11)      (4)     150     137     9
Sub-custodian Expenses             31     36     25    (14)      24      101      72    40
Software                           54     53     54      2        -      163     162     1
Communications                     27     23     24     17       13       77      69    12
Amortization
 of Intangibles                    14     15     10     (7)      40       42      28    50
Merger and Integration Costs      110      -      -                      110       -
Other                             193    209    198     (8)      (3)     591     571     4
                               ------ ------ ------                   ------  ------
Total Noninterest
   Expense Including
   Merger and Integration
   Costs                        1,318  1,248  1,135      6       16    3,744   3,335    12
Merger and Integration Costs     (110)     -      -                     (110)      -
                               ------ ------ ------                   ------  ------
Total Noninterest
   Expense Excluding
   Merger and Integration
   Costs                       $1,208 $1,248 $1,135     (3)       6   $3,634  $3,335     9
                               ====== ====== ======                   ======  ======

(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.




     Unless otherwise indicated, the discussion below refers to noninterest expense on both a continuing operations basis and on an adjusted basis.

     Excluding merger and integration costs, noninterest expense for the third quarter and first nine months was up over last year reflecting increased costs associated with new business and acquisitions as well as higher pension costs. On a sequential-quarter basis excluding merger and integration costs, noninterest expense was down reflecting disciplined expense control, lower incentive compensation and a decline in expenses related to lower transaction volumes.

     Relative to the year-ago periods, salaries and benefits increased reflecting higher staff levels tied to new business and acquisitions.
Pension expense was also higher on a year-over-year basis.   The
sequential-quarter decline in salaries and employee benefits reflected a lower level of incentive compensation tied to revenues in the current quarter as well as an adjustment in the second quarter of 2006 related to SFAS 123(R).

     Clearing and sub-custodian expenses were higher on a year-to-date basis reflecting increased asset values and transaction volumes. On a sequential-quarter basis, clearing and sub-custodian expenses declined reflecting the seasonal slowdown in activity.

     Other adjusted expenses were lower compared with the third quarter of 2005 reflecting lower costs for claims, settlements, legal fees, and advertising. On a sequential-quarter basis, other adjusted expenses in the third quarter of 2006 decreased due to lower claims, advertising, and consulting costs.

     Merger and integration costs primarily included a loss in connection with the restructuring of the Company's investment portfolio and employee-related costs such as severance. The swap of the corporate trust business for the retail and regional middle market business is expected to result in a more liability-sensitive balance sheet because corporate trust liabilities reprice more quickly than retail deposits. The Company sold $5.5 billion of investment portfolio securities during the period to reduce interest rate sensitivity going forward.

     The effective tax rate for the third quarter of 2006 on a continuing operations basis was 29.4%, compared to 32.0% in the third quarter of 2005 and 33.8% in the second quarter of 2006. The effective tax rate for the nine-month period ended September 30, 2006 was 32.2%, compared with 32.1% for the nine-month period ended September 30, 2005. The effective tax rate for the third quarter of 2006 on an adjusted basis was 32.0%, compared to 34.6% in the third quarter of 2005 and 35.1% in the second quarter of 2006. The effective tax rate for the nine-month period ended September 30, 2006 was 33.8% compared with 33.7% for the nine-month period ended September 30, 2005. The decreases on both a sequential and year-over-year quarterly basis primarily reflect increased tax credits related to synthetic fuels. The sequential quarter increase in synthetic fuel tax credits was driven by the decline in the price of oil.

CAPITAL

     The Company's estimated Tier 1 and Total Capital ratios were
8.21% and 12.38% at September 30, 2006, compared with 7.93% and 12.20% at September 30, 2005 and 7.96% and 12.06% at June 30, 2006. The estimated leverage ratio was 6.55% at September 30, 2006, compared with 6.59% at September 30, 2005 and 6.22% at June 30, 2006. The Company's estimated tangible common equity as a percentage of total assets was 5.58% at September 30, 2006, compared with 5.32% at September 30, 2005 and 5.07% at June 30, 2006.

     After quarter end, the Company's capital ratios declined following the close of the swap transaction.

     The Company repurchased 12.1 million shares of its common stock on October 3, 2006.

     Return on average common equity for the third quarter of 2006 was 13.70%, (16.56% excluding merger and integration costs) compared with 16.15% in the third quarter of 2005 and 18.17% in the second quarter of 2006.

     Return on average assets for the third quarter of 2006 was 1.29%, (1.55% excluding merger and integration costs) compared with 1.53% in the third quarter of 2005 and 1.63% in the second quarter of 2006.


CREDIT PERFORMANCE

     The Company's loan portfolio continues to experience high credit quality.

     The provision for credit losses for the third quarter of 2006 on a continuing operations basis was a credit of $4 million, compared with a provision of $10 million for the third quarter of 2005 and a credit of $1 million in the second quarter of 2006. Charge-offs in the third quarter of 2006 on a continuing operations basis were zero, compared with charge-offs of $4 million in the third quarter of 2005 and a recovery of $7 million in the second quarter of 2006. The allowance for credit losses on a continuing operations basis was $476 million at September 30, 2006, compared with $607 million at September 30, 2005 and $480 million at June 30, 2006.

     The provision for credit loss for the third quarter of 2006 on an adjusted basis was a credit of $5 million, compared with a provision of $10 million in the third quarter of 2005 and zero in the second quarter of 2006. Charge-offs in the third quarter of 2006 on an adjusted basis were $9 million, compared with charge-offs of $13 million in the third quarter of 2005 and recovery of $1 million in the second quarter of 2006. The allowance for credit losses on an adjusted basis was $553 million at September 30, 2006, compared with $706 million at September 30, 2005 and $567 million at June 30, 2006.

OTHER DEVELOPMENTS

     On October 1, 2006, the Company completed its acquisition of the corporate trust business and the sale of its retail and regional middle market banking businesses to JPMorgan Chase. The transaction significantly strengthens the Company's leadership position in corporate trust both in the U.S. and internationally, serving a combined client base with $8 trillion in total debt outstanding in 20 countries. In addition, it sharpens the Company's focus on the faster growing securities services, asset management and private banking businesses that form the core of the Company. The acquisition also diversifies the Company's growing revenue base by both geography and product and expands its global footprint with the addition of seven new offices in Europe, five in Asia, and three in Latin America. As part of the transaction, JPMorgan Chase acquired the Company's retail bank, which consists of 338 branches in the tri-state region, serving approximately 700,000 consumer households and small businesses with $14.5 billion in deposits. Also included were the Company's regional middle-market businesses that provide financing, banking and treasury services for middle market clients, serving more than 2,000 clients in the tri-state region.

     On October 2, 2006, the Company completed the transaction that resulted in the formation of BNY ConvergEx Group, LLC. The Company joined forces with Eze Castle Software, LLC and GTCR Golder Rauner, LLC, a private equity firm, to form BNY ConvergEx Group, in which the Company retains a 35% interest. BNY ConvergEx Group brings together the Company's trade execution, commission management, independent research and transition management businesses with Eze Castle Software, a leading provider of trade order management and related investment technologies. BNY ConvergEx Group's comprehensive suite of services, advanced technology offerings and breadth of distribution channels enable its customers to manage all aspects of the investment cycle, including idea generation, research, trade analysis, execution and wholesale clearing, risk management, commission management, transition management, compliance and portfolio management. With approximately 635 employees worldwide, BNY ConvergEx Group has a global presence in New York, Boston, San Francisco, Chicago, Dallas, Stamford, London, Bermuda, Tokyo, Hong Kong, and Sydney.

     On September 7, 2006, the Company reached an agreement to sell its transfer agency software business, Rufus, to Bravura Solutions Limited ("Bravura"), a leading global supplier of wealth management applications and professional services, for a maximum of GBP 32 million. Under the agreement, Bravura will acquire all of the software and intellectual property comprising Rufus, and all existing employees will transfer to Bravura. The transaction is expected to be completed in the fourth quarter of 2006, and is subject to approval by Bravura Solutions' shareholders.

CONFERENCE CALL INFORMATION

      Thomas A. Renyi, chairman and chief executive officer, Bruce W. Van Saun, vice chairman, and Todd Gibbons, senior executive vice president and chief financial officer, will review the quarterly results in a live conference call and audio webcast today at 8:00 a.m. EDT.

     The presentation will be accessible:

*  From the Company's website at www.bankofny.com/earnings and
* By telephone at (888) 677-2456 within the United States or (517) 623-4161 internationally; the passcode is "The Bank of New York."
* A replay of the call will be available through the Company's website and also by telephone at (888) 296-6947 within the United States or (402) 998-0538 internationally.

    The Bank of New York Company, Inc. (NYSE: BK) is a global leader in providing a comprehensive array of services that enable institutions and individuals to move and manage their financial assets in more than 100 markets worldwide. The Company has a long tradition of collaborating with clients to deliver innovative solutions through its core competencies: securities servicing, treasury management, asset management, and private banking. The Company's extensive global client base includes a broad range of leading financial institutions, corporations, government entities, endowments and foundations. Its principal subsidiary, The Bank of New York, founded in 1784, is the oldest bank in the United States and has consistently played a prominent role in the evolution of financial markets worldwide. Additional information is available at www.bankofny.com.
                       ***************************

FORWARD LOOKING STATEMENTS

All statements in this press release other than statements of historical fact are forward looking statements including, among other things, projections with respect to revenue and earnings and the Company's plans and objectives and as such are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward looking statements. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses and the ConvergEx transaction, the completion and timing of potential transactions, the level of capital market and trading activity, changes in customer credit quality, market performance, the effects of capital reallocation, portfolio performance, changes in regulatory expectations and standards, ultimate differences from management projections or market forecasts, the actions that management could take in response to these changes and other factors described under the heading "Forward Looking Statements and Risk Factors That Could Affect Future Results" in the Company's 2005 Form 10-K and Second Quarter 2006 Form 10-Q, which have been filed with the SEC and are available at the SEC's website (www.sec.gov).

Forward looking statements speak only as of the date they are made. The Company will not update forward looking statements to reflect factual assumptions, circumstances or events that have changed after a forward looking statement was made.

(Financial highlights and detailed financial statements are attached.)

Contact Information
Media:                                  Investors:
---------                               -------------
R. Jeep Bryant, MD                      Kenneth A. Brause, MD
(212) 635-1569                          (212) 635-1578

                                        Joseph F. Murphy, MD
                                        (212) 635-7740

Notes:
(1) A number of amounts related to net interest income are presented on a "tax equivalent basis". The Company believes that this presentation provides comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards.

(2) Operating leverage is measured by comparing the rate of increase in revenue to the rate of increase in expenses. The chart below shows the computation of operating leverage. The 2006 results exclude merger and integration costs and one-time costs associated with SFAS 123(R). The Company believes excluding these costs provides the reader with supplemental information with which to assess the Company's future performance.



Operating Leverage

  Excluding Merger and Integration Costs

3Q06 vs. 3Q05
--------------

(Dollars in million)
                           Continuing Operations                Adjusted (a)
                    --------------------------------  ----------------------------
                     3Q 2006    3Q 2005  % Change     3Q 2006   3Q 2005   % Change
                     -------    -------  --------     -------   --------  --------
Noninterest Income   $ 1,259    $ 1,185      6.2%     $ 1,325  $ 1,248         6.2%
Net Interest Income      351        346      1.4          506      492         2.8
Total Revenue          1,610      1,531      5.2        1,831    1,740         5.2
Total Expense          1,103      1,031      7.0        1,208    1,135         6.4

Operating Leverage                          (1.8)%                            (1.2)%
                                            =====                             =====



3Q06 vs. 2Q06
-------------

(Dollars in million)
                           Continuing Operations                     Adjusted (a)
                    -----------------------------------   --------------------------------
                     3Q 2006    2Q 2006 (b)  % Change     3Q2006    2Q 2006 (b)   % Change
                     -------    -----------  --------     -------   -----------   --------
Noninterest Income   $ 1,259    $ 1,366         (7.8)%    $ 1,325   $ 1,426           (7.1)%
Net Interest Income      351        358         (2.0)         506       512           (1.2)
Total Revenue          1,610      1,724         (6.6)       1,831     1,938           (5.5)
Total Expense          1,103      1,122         (1.7)       1,208     1,231           (1.9)

Operating Leverage                              (4.9)%                                (3.6)%
                                                =====                                 =====


YTD 2006 vs. YTD 2005
---------------------

(Dollars in million)
                           Continuing Operations                Adjusted (a)
                    --------------------------------    ----------------------------
                     YTD 2006(b)  YTD 2005  % Change    YTD 2006 (b)    YTD 2005   % Change
                     -----------  --------  --------    ------------    --------   --------
Noninterest Income   $ 3,886      $ 3,495      11.2%    $ 4,083         $ 3,682        10.9%
Net Interest Income    1,048          996       5.2       1,506           1,417         6.3
Total Revenue          4,934        4,491       9.9       5,589           5,099         9.6
Total Expense          3,285        3,023       8.7       3,617           3,335         8.5

Operating Leverage                              1.2%                                    1.1%
                                               =====                                   =====



(a)  Adjusted combines continuing and discontinued operations.
(b) Excludes the $12 million impact related to SFAS 123 (R) and charges and accounting changes resulting from the JPMorgan Chase transaction.


                                    THE BANK OF NEW YORK COMPANY, INC.
                                    Consolidated Financial Highlights
                           (Dollars in millions, except per share amounts)
                                              (Unaudited)




                                            September 30,     June 30,     September 30,
  Continuing Operations (1)                         2006         2006              2005
  -------------------------                 ------------   -------------   ------------
  Quarter
  -------
  Net Interest Income                       $        351   $         358   $        346
  Noninterest Income                               1,259           1,366          1,185
                                            ------------   -------------   ------------
                                                   1,610           1,724          1,531
  Tax Equivalent Adjustment                            7               7              7
                                            ------------   -------------   ------------
  Revenue (tax equivalent basis)            $      1,617   $       1,731   $      1,538
                                            ============   =============   ============

  Income from Continuing Operations
    Before Income Taxes                     $        422   $         591   $        490
  Income Taxes                                       124             200            157
                                            ------------   -------------   ------------
  Income from Continuing Operations                  298             391            333
  Income from Discontinued Operations,
    Net of Taxes                                      54              57             56
                                            ------------   -------------   ------------
  Net Income                                $        352   $         448   $        389
                                            ============   =============   ============
  Basic EPS:
   Income from Continuing Operations        $       0.40   $        0.52   $       0.44
   Income from Discontinued Operations, Net         0.07            0.07           0.07
   Net Income                                       0.47            0.59           0.51
  Diluted EPS:
   Income from Continuing Operations                0.39            0.52           0.44
   Income from Discontinued Operations, Net         0.07            0.07           0.07
   Net Income                                       0.46            0.59           0.51

  Cash Dividends Per Share                          0.22            0.21           0.21

  Return on Average Common
   Shareholders' Equity                            11.61%          15.85%         13.82%
  Return on Average Assets                          1.19            1.54           1.43

  Efficiency Ratio Excluding Merger and
    Integration Costs                               69.1            66.4           67.7

(1) Continuing operations exclude the Company's retail and regional middle market banking businesses sold to JPMorgan Chase & Co on October 1, 2006, which are accounted for as discontinued operations.







                                               THE BANK OF NEW YORK COMPANY, INC.
                                               Consolidated Financial Highlights
                                         (Dollars in millions, except per share amounts)
                                                             (Unaudited)




                                            September 30,     June 30,     September 30,
  Continuing Operations (1)                     2006            2006            2005
  -------------------------                 ------------   -------------  -------------
  Year-to-date
  ------------
  Net Interest Income                       $      1,048   $         697   $        996
  Noninterest Income                               3,886           2,627          3,495
                                            ------------   -------------   ------------
                                                   4,934           3,324          4,491
  Tax Equivalent Adjustment                           21              14             22
                                            ------------   -------------   ------------
  Revenue (tax equivalent basis)            $      4,955   $       3,338   $      4,513
                                            ============   =============   ============
  Income from Continuing Operations
    Before Income Taxes                     $      1,548   $       1,126   $      1,478
  Income Taxes                                       499             375            474
                                            ------------   -------------   ------------
  Income from Continuing Operations                1,049             751          1,004
  Income from Discontinued Operations,
    Net of Taxes                                     173             119            162
                                            ------------   -------------   ------------
  Net Income                                $      1,222   $         870   $      1,166
                                            ============   =============   ============
  Basic EPS:
   Income from Continuing Operations        $       1.38   $        0.99   $       1.31
   Income from Discontinued Operations, Net         0.23            0.15           0.21
   Net Income                                       1.61            1.14           1.52
  Diluted EPS:
   Income from Continuing Operations                1.36            0.98           1.30
   Income from Discontinued Operations, Net         0.23            0.15           0.21
   Net Income                                       1.59            1.13           1.51
  Cash Dividends Per Share                          0.64            0.42           0.61

  Return on Average Common
   Shareholders' Equity                            14.03%          15.30%         14.28%
  Return on Average Assets                          1.41            1.52           1.46

  Efficiency Ratio Excluding Merger and
    Integration Costs                               67.5            66.7           67.7

  Assets                                    $     97,808   $      99,935   $     93,081
  Loans                                           33,958          35,650         34,358
  Securities                                      22,015          27,355         26,127
  Deposits - Domestic                             20,837          25,602         19,775
           - Foreign                              34,116          31,139         26,270
  Long-Term Debt                                   8,434           8,207          7,529
  Common Shareholders' Equity                     10,467          10,056          9,608

  Employees                                       20,340          20,109         19,664

  Allowance for Loan Losses as
   a Percent of Total Loans                         1.00%           0.95%          1.37%
  Allowance for Loan Losses as
   a Percent of Non-Margin Loans                    1.16            1.10           1.68
  Total Allowance for Credit Losses as
   a Percent of Total Loans                         1.40            1.35           1.77
  Total Allowance for Credit Losses as
   a Percent of Non-Margin Loans                    1.63            1.57           2.16

(1) Continuing operations exclude the Company's retail and regional middle market banking businesses sold to JPMorgan Chase & Co on October 1, 2006, which are accounted for as discontinued operations.

                                                   THE BANK OF NEW YORK COMPANY, INC.
                                  Consolidated Financial Highlights - Supplemental Information
                                           (Dollars in millions, except per share amounts)
                                                             (Unaudited)

                                           September 30,     June 30,     September 30,
                                                2006           2006             2005
  Adjusted Results (1)                     -------------   -------------   ------------
  --------------------

  Quarter
  -------
  Net Interest Income                       $        506   $         512   $        492
  Noninterest Income                               1,325           1,426          1,248
                                            ------------   -------------   ------------
                                                   1,831           1,938          1,740
  Tax Equivalent Adjustment                            8               9              8
                                            ------------   -------------   ------------
  Revenue (tax equivalent basis)            $      1,839   $       1,947   $      1,748
                                            ============   =============   ============


  Net Income Including
    Merger and Integration Costs            $        352   $         448   $        389
  Merger and Integration Costs                        74               -              -
  Net Income Excluding
    Merger and Integration Costs                     426             448            389

  Diluted EPS Including
    Merger and Integration Costs                    0.46            0.59           0.51
  Merger and Integration Costs                      0.10               -              -
  Diluted EPS Excluding
    Merger and Integration Costs                    0.56            0.59           0.51

  Cash Dividends Per Share                          0.22            0.21           0.21

  Efficiency Ratio Excluding
    Merger and Integration Costs                    66.5%           64.9%          65.5%

 Year-to-date
 ------------
  Net Interest Income                       $      1,506   $       1,000   $      1,417
  Noninterest Income                               4,083           2,758          3,682
                                            ------------   -------------   ------------
                                                   5,589           3,758          5,099
  Tax Equivalent Adjustment                           23              15             21
                                            ------------   -------------   ------------
  Revenue (tax equivalent basis)            $      5,612   $       3,773   $      5,120
                                            ============   =============   ============

  Net Income Including
    Merger and Integration Costs            $      1,222   $         870   $      1,166
  Merger and Integration Costs                        74               -              -
  Net Income Excluding
    Merger and Integration Costs                   1,296             870          1,166

  Diluted EPS Including
    Merger and Integration Costs                    1.59            1.13           1.51
  Merger and Integration Costs                      0.10               -              -
  Diluted EPS Excluding
    Merger and Integration Costs                    1.69            1.13           1.51

  Cash Dividends Per Share                          0.64            0.42           0.61

  Efficiency Ratio Excluding
    Merger and Integration Costs                    65.5%           65.0%          65.8%


                                                THE BANK OF NEW YORK COMPANY, INC.
                                  Consolidated Financial Highlights - Supplemental Information
                                        (Dollars in millions, except per share amounts)
                                                        (Unaudited)


                                           September 30,     June 30,     September 30,
                                                2006           2006             2005
  Adjusted Results (1)                      ------------   -------------  -------------
  --------------------
  Assets                                    $    106,636   $     108,881   $    101,766
  Loans                                           41,726          43,622         42,143
  Securities                                      22,135          27,459         26,230
  Deposits - Domestic                             33,818          39,280         34,807
           - Foreign                              34,116          31,139         26,270
  Long-Term Debt                                   8,434           8,207          7,529
  Common Shareholders' Equity                     10,467          10,056          9,608

  Allowance for Loan Losses as
   a Percent of Total Loans                         0.98%           0.96%          1.33%
  Allowance for Loan Losses as
   a Percent of Non-Margin Loans                    1.11            1.08           1.57
  Total Allowance for Credit Losses as
   a Percent of Total Loans                         1.33            1.30           1.68
  Total Allowance for Credit Losses as
   a Percent of Non-Margin Loans                    1.49            1.47           1.97

  Employees                                       23,808          23,575         23,081

(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results. See "Appendix I."

                               THE BANK OF NEW YORK COMPANY, INC.
                               Consolidated Financial Highlights
                        (Dollars in millions, except per share amounts)
                                          (Unaudited)

                                            September 30,    June 30,      September 30,
                                                2006           2006             2005
                                            -------------  -------------   ------------
  Assets Under Custody (1)
  ------------------------
    (In trillions)
  Assets Under Custody                      $       12.2   $        12.0   $       10.3

  Equity Securities                                   31%             32%            31%
  Fixed Income Securities                             69              68             69

  Cross-Border Assets Under Custody         $        4.2   $         4.1   $        3.1

  Assets Under Management (1)
  ---------------------------
     (In billions)
    Asset Management Sector                 $        120   $         116   $        106
         Equity Securities                        36              36             37
         Fixed Income Securities                  20              21             22
         Alternative Investments                  30              28             15
         Liquid Assets                            34              31             32
    Foreign Exchange Overlay                          11              11             10
    Securities Lending Short-term
      Investment Funds                                48              43             41
                                            ------------   -------------   ------------
  Total Assets Under Management             $        179   $         170   $        157
                                            ============   =============   ============
  Capital Ratios
  --------------
  Tier 1 Capital Ratio                              8.21%(1)        7.96%          7.93%
  Total Capital Ratio                              12.38 (1)       12.06          12.20
  Leverage Ratio                                    6.55 (1)        6.22           6.59
  Tangible Common Equity Ratio                      5.58 (1)        5.07           5.32

  Performance Ratios
  ------------------
  Quarter
  -------
  Return on Average Common
   Shareholders' Equity                            13.70%          18.17%         16.15%
  Return on Average Common
   Shareholders' Equity Excluding
   Merger & Integration Costs                      16.56           18.17          16.15
  Return on Average Assets                          1.29            1.63           1.53
  Return on Average Assets Excluding
   Merger & Integration Costs                       1.55            1.63           1.53

  Year-to-date
  ------------
  Return on Average Common
   Shareholders' Equity                            16.35%          17.74%         16.59%
  Return on Average Common
   Shareholders' Equity Excluding
   Merger & Integration Costs                      17.33           17.74          16.59
  Return on Average Assets                          1.51            1.62           1.56
  Return on Average Assets Excluding
   Merger & Integration Costs                       1.60            1.62           1.56

  Other Data
  ----------
  Common Shareholders'
    Equity Per Share                        $      13.70   $       13.18   $      12.48
  Market Value Per Share
    of Common Stock                                35.26           32.20          29.41

(1) Estimated





                                                              THE BANK OF NEW YORK COMPANY, INC.
                                                              Consolidated Statements of Income
                                                           (In millions, except per share amounts)
                                                                           (Unaudited)


                                                                                         Percent Inc/(Dec)
                                                       For the three     For the nine    -----------------
                                                       months ended      months ended     3Q06    YTD 2006
                                                       September 30,     September 30,     vs.      vs.
                                                       2006     2005     2006     2005    3Q05    YTD 2005
                                                      ------   ------  -------   ------  -------- --------
Interest Income
---------------
Loans                                                 $  367   $  272   $1,027   $  749     35%      37%
Margin loans                                              85       71      247      188     20       31
Securities
  Taxable                                                282      216      827      576     31       44
  Exempt from Federal Income Taxes                        10       10       28       28      -        -
                                                      ------   ------   ------   ------
                                                         292      226      855      604     29       42
Deposits in Banks                                        166       68      372      206    144       81
Federal Funds Sold and Securities Purchased
  Under Resale Agreements                                 22       18       52       51     22        2
Trading Assets                                            28       38      130       98    (26)      33
                                                      ------   ------   ------   ------
    Total Interest Income                                960      693    2,683    1,896     39       42
                                                      ------   ------   ------   ------
Interest Expense
----------------
Deposits                                                 391      217    1,037      569     80       82
Federal Funds Purchased and Securities Sold
  Under Repurchase Agreements                             34        9       88       23    278      283
Other Borrowed Funds                                      27       13       69       33    108      109
Customer Payables                                         42       35      124       88     20       41
Long-Term Debt                                           115       73      317      187     58       70
                                                      ------   ------   ------   ------
    Total Interest Expense                               609      347    1,635      900     76       82
                                                      ------   ------   ------   ------
Net Interest Income
-------------------                                      351      346    1,048      996      1        5
Provision for Credit Losses                               (4)      10       (5)     (10)
                                                      ------   ------   ------   ------
Net Interest Income After Provision for Credit Losses    355      336    1,053    1,006      6        5
                                                      ------   ------   ------   ------
Noninterest Income
------------------
Servicing Fees
 Securities                                              839      806    2,579    2,330      4       11
 Global Payment Services                                  66       67      191      200     (1)      (5)
                                                      ------   ------   ------   ------
                                                         905      873    2,770    2,530      4        9
Private Banking and Asset Management Fees                134      109      402      334     23       20
Service Charges and Fees                                  52       54      157      172     (4)      (9)
Foreign Exchange and Other Trading Activities             84       90      327      283     (7)      16
Securities Gains                                          21       15       61       50     40       22
Other                                                     63       44      169      126     43       34
                                                      ------   ------   ------   ------
    Total Noninterest Income                           1,259    1,185    3,886    3,495      6       11
                                                      ------   ------   ------   ------
Noninterest Expense
-------------------
Salaries and Employee Benefits                           644      585    1,904    1,721     10       11
Net Occupancy                                             70       60      206      184     17       12
Furniture and Equipment                                   46       50      145      149     (8)      (3)
Clearing                                                  47       49      150      137     (4)       9
Sub-custodian Expenses                                    31       25      101       72     24       40
Software                                                  53       54      161      160     (2)       1
Communications                                            26       23       74       66     13       12
Amortization of Intangibles                               14       10       42       28     40       50
Merger and Integration Costs                              89        -       89        -
Other                                                    172      175      519      506     (2)       3
                                                      ------   ------   ------   ------
    Total Noninterest Expense                          1,192    1,031    3,391    3,023     16       12
                                                      ------   ------   ------   ------
Income from Continuing Operations before Income Taxes    422      490    1,548    1,478    (14)       5
 Income Taxes                                            124      157      499      474    (21)       5
                                                      ------   ------   ------   ------
Income from Continuing Operations                        298      333    1,049    1,004    (11)       4
                                                      ------   ------   ------   ------



                                        THE BANK OF NEW YORK COMPANY, INC.
                                        Consolidated Statements of Income
                                      (In millions, except per share amounts)
                                                   (Unaudited)

                                                                                          Percent Inc/(Dec)
                                                       For the three     For the nine     ----------------
                                                       months ended      months ended     3Q06    YTD 2006
                                                       September 30,     September 30,     vs.      vs.
                                                       2006     2005     2006     2005    3Q05    YTD 2005
                                                      ------   ------  -------   ------  -------- --------
Discontinued Operations
 Income from Discontinued Operations                  $   96   $  105   $  297  $   281     (9)%      6%
 Income Taxes                                             42       49      124      119    (14)       4
                                                      ------   ------   ------   ------
Discontinued Operations, Net                              54       56      173      162     (4)       7
                                                      ------   ------   ------   ------
Net Income                                            $  352   $  389   $1,222   $1,166    (10)       5
----------                                            ======   ======   ======   ======
Per Common Share Data:
---------------------
Basic Earnings
  Income from Continuing Operations                   $ 0.40   $ 0.44   $ 1.38   $ 1.31     (9)       5
  Income from Discontinued Operations, Net              0.07     0.07     0.23     0.21      -       10
  Net Income                                            0.47     0.51     1.61     1.52     (8)       6

Diluted Earnings
  Income from Continuing Operations                   $ 0.39   $ 0.44   $ 1.36   $ 1.30    (11)       5
  Income from Discontinued Operations, Net              0.07     0.07     0.23     0.21      -       10
  Net Income                                            0.46     0.51     1.59     1.51    (10)       5

Cash Dividends Paid                                     0.22     0.21     0.64     0.61      5        5

Diluted Shares Outstanding                               767      769      768      773      -       (1)

                                 THE BANK OF NEW YORK COMPANY, INC.
                                   Consolidated Balance Sheets
                         (Dollars in millions, except per share amounts)
                                           (Unaudited)

                                                      September 30, 2006       December 31, 2005
                                                      ------------------       -----------------
Assets
------
Cash and Due from Banks                               $            2,072       $           2,882
Interest-Bearing Deposits in Banks                                16,753                   8,644
Securities
  Held-to-Maturity (fair value of $1,716 in 2006
    and $1,847 in 2005)                                            1,737                   1,872
  Available-for-Sale                                              20,278                  25,346
                                                      ------------------       -----------------
    Total Securities                                              22,015                  27,218
Trading Assets at Fair Value                                       3,266                   5,930
Federal Funds Sold and Securities Purchased
  Under Resale Agreements                                          5,139                   2,425
Loans (less allowance for loan losses of $339 in 2006
  and $326 in 2005)                                               33,619                  32,601
Premises and Equipment                                             1,009                     960
Due from Customers on Acceptances                                    311                     212
Accrued Interest Receivable                                          406                     363
Goodwill                                                           3,801                   3,510
Intangible Assets                                                    872                     811
Other Assets                                                       8,545                   7,710
Assets of Discontinued Operations Held for Sale                    8,828                   8,808
                                                      ------------------       -----------------
     Total Assets                                     $          106,636       $         102,074
                                                      ==================       =================
Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally domestic offices)   $           11,451       $          12,706
 Interest-Bearing
   Domestic Offices                                                9,785                  10,415
   Foreign Offices                                                33,717                  26,666
                                                      ------------------       -----------------
     Total Deposits                                               54,953                  49,787
Federal Funds Purchased and Securities
  Sold Under Repurchase Agreements                                 1,040                     834
Trading Liabilities                                                2,102                   2,401
Payables to Customers and Broker-Dealers                           6,673                   8,623
Other Borrowed Funds                                               1,121                     860
Acceptances Outstanding                                              318                     212
Accrued Taxes and Other Expenses                                   4,140                   4,123
Accrued Interest Payable                                             201                     163
Other Liabilities (including allowance for
  lending-related commitments of
  $137 in 2006 and $144 in 2005)                                   4,152                   2,697
Long-Term Debt                                                     8,434                   7,817
Liabilities of Discontinued Operations Held for Sale              13,035                  14,681
                                                      ------------------       -----------------
     Total Liabilities                                            96,169                  92,198
                                                      ------------------       -----------------
Shareholders' Equity
 Common Stock-par value $7.50 per share,
  authorized 2,400,000,000 shares, issued
  1,049,888,635 shares in 2006 and
  1,044,994,517 shares in 2005                                     7,874                   7,838
 Additional Capital                                                2,015                   1,826
 Retained Earnings                                                 7,820                   7,089
 Accumulated Other Comprehensive Income                              (66)                   (134)
                                                      ------------------       -----------------
                                                                  17,643                  16,619
 Less: Treasury Stock (285,692,282 shares in 2006
        and 273,662,218 shares in 2005), at cost                   7,169                   6,736
       Loan to ESOP (203,507 shares in 2006
        and 203,507 shares in 2005), at cost                           7                       7
                                                      ------------------       -----------------
     Total Shareholders' Equity                                   10,467                   9,876
                                                      ------------------       -----------------
     Total Liabilities and Shareholders' Equity       $          106,636       $         102,074
                                                      ==================       =================
------------------------------------------------------------------------------------------------

Note: The balance sheet at December 31, 2005 has been derived from the audited financial statements at that date.

                                THE BANK OF NEW YORK COMPANY, INC.
                     Average Balances and Rates on a Taxable Equivalent Basis
                                          (Preliminary)
                                      (Dollars in millions)

                                             For the three months          For the three months
                                           ended September 30, 2006      ended September 30, 2005
                                         ----------------------------  ----------------------------
                                          Average             Average   Average             Average
                                          Balance   Interest   Rate     Balance   Interest   Rate
                                         ---------  --------  -------  --------   --------  -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                     $  16,033  $    166    4.11%  $   8,629  $     68    3.13%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements           1,907        22    4.63       2,197        18    3.32
Margin Loans                                 5,158        85    6.54       6,392        71    4.40
Non-Margin Loans
 Domestic Offices                           17,258       199    4.61      15,293       151    3.96
 Foreign Offices                            11,136       168    5.96      10,561       121    4.53
                                         ---------  --------           ---------  --------
   Total Non-Margin Loans                   28,394       367    5.14      25,854       272    4.19
                                         ---------  --------           ---------  --------
Securities
 U.S. Government Obligations                   198         2    4.24         228         2    3.55
 U.S. Government Agency Obligations          3,427        42    4.95       3,956        41    4.19
 Obligations of States and
  Political Subdivisions                        99         2    8.67         134         3    9.40
 Other Securities                           18,395       251    5.48      17,109       187    4.38
 Trading Securities                          2,477        30    4.69       3,361        38    4.49
                                         ---------  --------           ---------  --------
   Total Securities                         24,596       327    5.33      24,788       271    4.38
                                         ---------  --------           ---------  --------
Total Interest-Earning Assets               76,088       967    5.07      67,860       700    4.12
                                                    --------                      --------
Allowance for Credit Losses                   (346)                         (471)
Cash and Due from Banks                      2,226                         2,423
Other Assets                                17,611                        16,170
Assets of Discontinued Operations
 Held for Sale                              13,285       193    5.83      14,929       177    4.70
                                         ---------  --------           ---------  --------
   TOTAL ASSETS                          $ 108,864  $  1,160           $ 100,911   $   877
                                         =========  ========           =========   =======
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts              $   5,117  $     36    2.83%  $   6,210  $     29    1.84%
 Savings                                       460         1    0.74         614         1    0.77
 Certificates of Deposit of
  $100,000 & Over                            4,310        59    5.42       3,124        28    3.57
 Other Time Deposits                           294         4    5.03         783         7    3.37
 Foreign Offices                            33,724       291    3.43      25,887       152    2.33
                                         ---------  --------           ---------  --------
  Total Interest-Bearing Deposits           43,905       391    3.54      36,618       217    2.35
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                                  2,728        34    5.02       1,245         9    2.96
Other Borrowed Funds                         1,834        27    5.99       1,716        13    3.10
Payables to Customers and Broker-Dealers     4,657        42    3.62       5,714        35    2.41
Long-Term Debt                               8,339       115    5.37       7,568        73    3.81
                                         ---------  --------           ---------  --------
  Total Interest-Bearing Liabilities        61,463       609    3.93      52,861       347    2.60
                                                    --------                      --------
Noninterest-Bearing Deposits                10,687                        10,333
Other Liabilities                           13,167                        13,224
Common Shareholders' Equity                 10,262                         9,564
Liabilities of Discontinued Operations
 Held for Sale                              13,285        38    1.15      14,929        31    0.83
                                         ---------  --------           ---------  --------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                  $ 108,864  $    647           $ 100,911   $   378
                                         =========  ========           =========   =======
Interest Earnings
 and Interest Rate Spread (Continuing)              $    358    1.14%             $    353    1.52%
                                                    ========  =======             ========  =======
Net Interest Margin (Continuing)                                1.89%                         2.09%
                                                              =======                       =======

1) Average balances and rates have been impacted by allocations made to match assets of discontinued operations held for sale with liabilities of discontinued operations held for sale.


                                  THE BANK OF NEW YORK COMPANY, INC.
                     Average Balances and Rates on a Taxable Equivalent Basis
                                            (Preliminary)
                                        (Dollars in millions)

                                                For the nine months         For the nine months
                                              ended September 30, 2006    ended September 30, 2005
                                             --------------------------  ----------------------------
                                             Average            Average  Average            Average
                                             Balance  Interest   Rate    Balance  Interest   Rate
                                             -------  --------  -------  -------- --------  -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                     $  12,720  $    372    3.91%  $   9,207  $    206    2.99%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements           1,775        52    3.99       2,610        51    2.59
Margin Loans                                 5,438       247    6.08       6,380       188    3.94
Non-Margin Loans
 Domestic Offices                           16,453       559    4.54      15,054       427    3.78
 Foreign Offices                            11,140       468    5.61      10,336       322    4.16
                                         ---------  --------           ---------  --------
   Total Non-Margin Loans                   27,593     1,027    4.97      25,390       749    3.94
                                         ---------  --------           ---------  --------
Securities
 U.S. Government Obligations                   213         7    4.23         289         7    3.23
 U.S. Government Agency Obligations          3,795       132    4.65       3,690       110    3.97
 Obligations of States and
  Political Subdivisions                       109         7    8.42         147        10    9.06
 Other Securities                           18,717       728    5.19      15,732       498    4.22
 Trading Securities                          3,878       132    4.55       3,084        99    4.30
                                         ---------  --------           ---------  --------
   Total Securities                         26,712     1,006    5.03      22,942       724    4.21
                                         ---------  --------           ---------  --------
Total Interest-Earning Assets               74,238     2,704    4.87      66,529     1,918    3.85
                                                    --------                      --------
Allowance for Credit Losses                   (341)                         (473)
Cash and Due from Banks                      3,187                         2,752
Other Assets                                17,532                        16,095
Assets of Discontinued Operations
 Held for Sale                              13,856       568    5.48      15,309       504    4.40
                                         ---------  --------           ---------  --------
   TOTAL ASSETS                          $ 108,472  $  3,272           $ 100,212   $ 2,422
                                         =========  =========          =========   =======
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts              $   5,251  $    101    2.57%  $   6,263  $     74    1.57%
 Savings                                       461         4    1.29         624         4    0.84
 Certificates of Deposit of
  $100,000 & Over                            4,221       159    5.03       3,016        70    3.10
 Other Time Deposits                           629        22    4.67         352         8    3.08
 Foreign Offices                            32,176       751    3.12      25,896       413    2.13
                                         ---------  --------           ---------  --------
  Total Interest-Bearing Deposits           42,738     1,037    3.25      36,151       569    2.10
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                                  2,532        88    4.65       1,262        23    2.44
Other Borrowed Funds                         2,045        69    4.54       1,831        33    2.43
Payables to Customers and Broker-Dealers     4,972       124    3.34       6,025        88    1.95
Long-Term Debt                               8,167       317    5.13       7,223       187    3.43
                                         ---------  --------           ---------  --------
  Total Interest-Bearing Liabilities        60,454     1,635    3.61      52,492       900    2.29
                                                    --------                      --------
Noninterest-Bearing Deposits                10,561                         9,910
Other Liabilities                           13,589                        13,104
Common Shareholders' Equity                 10,012                         9,397
Liabilities of Discontinued Operations
 Held for Sale                              13,856       111    1.07      15,309        83    0.73
                                         ---------  --------           ---------  --------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                  $ 108,472  $  1,746           $ 100,212   $   983
                                         =========  =========          =========   =======
Interest Earnings
 and Interest Rate Spread (Continuing)              $  1,069    1.26%             $  1,018    1.56%
                                                    ========  =======             ========  =======
Net Interest Margin (Continuing)                                1.93%                         2.04%
                                                              =======                       =======

1) Average balances and rates have been impacted by allocations made to match assets of discontinued operations held for sale with liabilities of discontinued operations held for sale.

                                       THE BANK OF NEW YORK COMPANY, INC.
                                  Credit Loss Provision and Net Charge-Offs
                                                (In millions)

                                                               Year-to-date
                                                             -----------------
                                 3Q06      2Q06      3Q05      2006     2005
                               -------   -------   -------   -------   -------
Provision
  Continuing Operations        $    (4)  $    (1)  $    10   $    (5)  $   (10)
  Discontinued Operations           (1)        1         -         5        15
                               -------   -------   -------   -------   -------
Adjusted Total Provision       $    (5)  $     -   $    10   $     -   $     5
                               =======   =======   =======   =======   =======
Net (Charge-offs)/Recoveries:
  Commercial                   $     -   $     2   $    (2)  $     2   $    (4)
  Foreign                            -         4        (2)        7        (6)
  Other                              -         1         -         1         -
                               -------   -------   -------   -------   -------
  Total Continuing
    Operations                       -         7        (4)       10       (10)
                               -------   -------   -------   -------   -------
  Discontinued Operations           (9)       (6)       (9)      (22)      (24)
                               -------   -------   -------   -------   -------
Adjusted Total Net
  (Charge-offs)/Recoveries     $    (9)  $     1   $   (13)  $   (12)  $   (34)
                               =======   =======   =======   =======   =======




     The sequential increase in the credit to the provision for continuing operations reflects a continued strong credit environment. During the third quarter of 2006, nonperforming loans remained at low levels.

                                       THE BANK OF NEW YORK COMPANY, INC.
                                                       Loans
                                                (Dollars in millions)

                                    September 30,    June 30,     September 30,
                                        2006           2006           2005
                                    ------------   ------------   ------------
   Margin Loans                     $      4,719   $      5,096   $      6,320
   Non-Margin Loans                       29,239         30,554         28,038
                                    ------------   ------------   ------------
  Loans on a Continuing
    Operations Basis                      33,958         35,650         34,358

   Margin Loans                                -              -              -
   Non-Margin Loans                        7,768          7,972          7,785
                                    ------------   ------------   ------------
  Loans related to Discontinued
    Operations                             7,768          7,972          7,785
                                    ------------   ------------   ------------
  Adjusted Total Loans              $     41,726   $     43,622   $     42,143
                                    ============   ============   ============

  Allowance for Loan Losses         $        339   $        337   $        471
  Allowance for Lending-Related
    Commitments                              137            143            136
                                    ------------   ------------   ------------
  Allowance for Credit Losses
    on a Continuing Operations Basis         476            480            607
                                    ------------   ------------   ------------
  Allowance for Loan Losses                   71             80             90
  Allowance for Lending-Related
    Commitments                                6              7              9
                                    ------------   ------------   ------------

  Allowance for Credit Losses Related
    to Discontinued Operations                77             87             99
                                    ------------   ------------   ------------
  Adjusted Total Allowance for
  Credit Losses                     $        553   $        567   $        706
                                    ============   ============   ============


     The decrease in loans from June 30, 2006 primarily reflects fewer margin loans, overdrafts and loans to securities industry clients.


                                    September 30,    June 30,     September 30,
                                        2006           2006           2005
                                    ------------   ------------   ------------
Continuing Operations
---------------------
Allowance for Loan Losses
  As a Percent of Total Loans               1.00%          0.95%          1.37%
Allowance for Loan Losses
  As a Percent of Non-Margin Loans          1.16           1.10           1.68
Total Allowance for Credit Losses
  As a Percent of Total Loans               1.40           1.35           1.77
Total Allowance for Credit Losses
  As a Percent of Non-Margin Loans          1.63           1.57           2.16

Adjusted
--------
Allowance for Loan Losses
  As a Percent of Total Loans               0.98%          0.96%          1.33%
Allowance for Loan Losses
  As a Percent of Non-Margin Loans          1.11           1.08           1.57
Total Allowance for Credit Losses
  As a Percent of Total Loans               1.33           1.30           1.68
Total Allowance for Credit Losses
  As a Percent of Non-Margin Loans          1.49           1.47           1.97

                                          THE BANK OF NEW YORK COMPANY, INC.
                                                Nonperforming Assets
                                                (Dollars in millions)

                                                              Change      Percent
                                                            9/30/2006 vs.   Inc/
                                    9/30/2006   6/30/2006    6/30/2006     (Dec)
                                    ---------   ---------   -----------   --------
Loans:
     Commercial                     $      28   $      10   $        18       180%
     Foreign                               10          10             -         -
                                    ---------   ---------   -----------
Total Nonperforming Loans                  38          20            18        90
Other Assets Owned                          -          12           (12)
                                    ---------   ---------   -----------
Total Nonperforming Assets on a
  Continuing Operations Basis              38          32             6        19
                                    ---------   ---------   -----------
Nonperforming Assets related to
  Discontinued operations                  25          42           (17)      (40)
                                    ---------   ---------   -----------
Adjusted Total Nonperforming Assets $      63   $      74   $       (11)      (15)
                                    =========   =========   ===========

Continuing Operations
---------------------
Nonperforming Assets Ratio                0.1%        0.1%
Allowance for Loan
   Losses/Nonperforming Loans             892       1,685
Allowance for Loan
   Losses/Nonperforming Assets            892       1,053
Total Allowance for Credit
   Losses/Nonperforming Loans           1,253       2,400
Total Allowance for Credit
   Losses/Nonperforming Assets          1,253       1,500

Adjusted
--------
Nonperforming Assets Ratio                0.2%        0.2%
Allowance for Loan
   Losses/Nonperforming Loans             651         673
Allowance for Loan
   Losses/Nonperforming Assets            651         564
Total Allowance for Credit
   Losses/Nonperforming Loans             878         915
Total Allowance for Credit
   Losses/Nonperforming Assets            878         766


     The sequential quarter increase in continuing nonperforming assets primarily reflects the addition of an automotive supplier partially offset by the sale of an aircraft.

                                                  APPENDIX I
                                                  ----------
                                          Supplemental Information
                                                (Page 1 of 9)

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       Consolidated Statements of Income
                               (Dollars in millions, except per share amounts)
                                                 (Unaudited)

                                        Quarter Ended September 30, 2006
                                 --------------------------------------------

                                   Continuing     Discontinued   Adjusted
                                   Operations     Operations     Results(1)
                                   ----------     ------------   ----------

Net Interest Income                   $ 351          $ 155       $ 506
-------------------
Provision for Credit Losses              (4)            (1)         (5)
                                      -----          -----       -----
Net Interest Income After
    Provision for
      Credit Losses                     355            156         511
                                      -----          -----       -----
Noninterest Income
------------------
Servicing Fees
 Securities                             839              -         839
 Global Payment Services                 66              8          74
                                      -----          -----       -----
                                        905              8         913
Private Banking and
  Asset Management Fees                 134             11         145
Service Charges and Fees                 52             38          90
Foreign Exchange and Other
  Trading Activities                     84              2          86
Securities Gains                         21              -          21
Other                                    63              7          70
                                      -----          -----       -----
    Total Noninterest Income          1,259             66       1,325
                                      -----          -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          644             62         706
Net Occupancy                            70             18          88
Furniture and Equipment                  46              2          48
Clearing                                 47              -          47
Sub-custodian Expenses                   31              -          31
Software                                 53              1          54
Communications                           26              1          27
Amortization of Intangibles              14              -          14
Merger and Integration Costs             89             21         110
Other                                   172             21         193
                                      -----          -----       -----
    Total Noninterest Expense         1,192            126       1,318
                                      -----          -----       -----
Income Before Income Taxes, Including
  Merger and Integration Costs          422             96         518
Income Taxes                            124             42         166
                                      -----          -----       -----
Net Income Including Merger             298             54         352
  and Integration Costs
Merger and Integration Costs, Net
  of Taxes                               62             12          74
                                      -----          -----       -----
Net Income Excluding Merger
  and Integration Costs               $ 360          $  66       $ 426
                                      =====          =====       =====

Diluted Earnings Per Share            $0.39          $0.07       $0.46
Diluted Earnings Per Share Excluding
  Merger and Integration Costs        $0.47          $0.09       $0.56

Note:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.

                                                    APPENDIX I
                                                    ----------
                                              Supplemental Information
                                                  (Page 2 of 9)

                                      THE BANK OF NEW YORK COMPANY, INC.
                                      Consolidated Statements of Income
                                (Dollars in millions, except per share amounts)
                                                     (Unaudited)

                                        Quarter Ended September 30, 2005
                                 --------------------------------------------

                                   Continuing     Discontinued   Adjusted
                                   Operations     Operations     Results(1)
                                   ----------     ------------   ----------

Net Interest Income                   $ 346          $ 146       $ 492
-------------------
Provision for Credit Losses              10              -          10
                                      -----          -----       -----
Net Interest Income After
    Provision for
      Credit Losses                     336            146         482
                                      -----          -----       -----
Noninterest Income
------------------
Servicing Fees
 Securities                             806              -         806
 Global Payment Services                 67              8          75
                                      -----          -----       -----
                                        873              8         881
Private Banking and
  Asset Management Fees                 109             11         120
Service Charges and Fees                 54             39          93
Foreign Exchange and Other
  Trading Activities                     90              3          93
Securities Gains                         15              -          15
Other                                    44              2          46
                                      -----          -----       -----
    Total Noninterest Income          1,185             63       1,248
                                      -----          -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          585             59         644
Net Occupancy                            60             19          79
Furniture and Equipment                  50              2          52
Clearing                                 49              -          49
Sub-custodian Expenses                   25              -          25
Software                                 54              -          54
Communications                           23              1          24
Amortization of Intangibles              10              -          10
Other                                   175             23         198
                                      -----          -----       -----
    Total Noninterest Expense         1,031            104       1,135
                                      -----          -----       -----
Income Before Income Taxes              490            105         595
Income Taxes                            157             49         206
                                      -----          -----       -----
Net Income                            $ 333          $  56       $ 389
----------                            =====          =====       =====

Diluted Earnings Per Share            $0.44          $0.07       $0.51

Note:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.

                                                 APPENDIX I
                                                 ----------
                                          Supplemental Information
                                               (Page 3 of 9)

                                     THE BANK OF NEW YORK COMPANY, INC.
                                     Consolidated Statements of Income
                              (Dollars in millions, except per share amounts)
                                                (Unaudited)


                                         Quarter Ended June 30, 2006
                                 --------------------------------------------

                                   Continuing     Discontinued   Adjusted
                                   Operations     Operations     Results(1)
                                   ----------     ------------   ----------

Net Interest Income                   $ 358          $ 154       $ 512
-------------------
Provision for Credit Losses              (1)             1           -
                                      -----          -----       -----
Net Interest Income After
    Provision for
      Credit Losses                     359            153         512
                                      -----          -----       -----
Noninterest Income
------------------
Servicing Fees
 Securities                             909              -         909
 Global Payment Services                 63              7          70
                                      -----          -----       -----
                                        972              7         979
Private Banking and
  Asset Management Fees                 138             12         150
Service Charges and Fees                 53             38          91
  Trading Activities                    130              2         132
Securities Gains                         23              -          23
Other                                    50              1          51
                                      -----          -----       -----
    Total Noninterest Income          1,366             60       1,426
                                      -----          -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          656             67         723
Net Occupancy                            68             18          86
Furniture and Equipment                  48              2          50
Clearing                                 53              -          53
Sub-custodian Expenses                   36              -          36
Software                                 53              -          53
Communications                           22              1          23
Amortization of Intangibles              15              -          15
Other                                   183             26         209
                                      -----          -----       -----
    Total Noninterest Expense         1,134            114       1,248
                                      -----          -----       -----
Income Before Income Taxes              591             99         690
Income Taxes                            200             42         242
                                      -----          -----       -----
Net Income                            $ 391          $  57       $ 448
----------                            =====          =====       =====

Diluted Earnings Per Share            $0.52          $0.07       $0.59

Note:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.

                                                              APPENDIX I
                                                              ----------
                                                       Supplemental Information
                                                            (Page 4 of 9)

                                                   THE BANK OF NEW YORK COMPANY, INC.
                                                   Consolidated Statements of Income
                                            (Dollars in millions, except per share amounts)
                                                             (Unaudited)


                                                          Adjusted Results(1)
                                 ------------------------------------------------------------------
                                                  Quarter Ended                  9/30/06    9/30/06
                                  September 30,  September 30,     June 30,         vs.        vs.
                                      2006           2005           2006         9/30/05    6/30/06
                                  ------------   ------------   -----------     --------    -------

Net Interest Income                   $ 506          $ 492         $ 512             3%        (1)%
-------------------
Provision for Credit Losses              (5)            10             -
                                      -----          -----         -----
Net Interest Income After
    Provision for
      Credit Losses                     511            482           512             6          -
                                      -----          -----         -----
Noninterest Income
------------------
Servicing Fees
 Securities                             839            806           909             4         (8)
 Global Payment Services                 74             75            70            (1)         6
                                      -----          -----         -----
                                        913            881           979             4         (7)
Private Banking and
  Asset Management Fees                 145            120           150            21         (3)
Service Charges and Fees                 90             93            91            (3)        (1)
Foreign Exchange and Other
  Trading Activities                     86             93           132            (8)       (35)
Securities Gains                         21             15            23            40         (9)
Other                                    70             46            51            52         37
                                      -----          -----         -----
    Total Noninterest Income          1,325          1,248         1,426             6         (7)
                                      -----          -----         -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          706            644           723            10         (2)
Net Occupancy                            88             79            86            11          2
Furniture and Equipment                  48             52            50            (8)        (4)
Clearing                                 47             49            53            (4)       (11)
Sub-custodian Expenses                   31             25            36            24        (14)
Software                                 54             54            53             -          2
Communications                           27             24            23            13         17
Amortization of Intangibles              14             10            15            40         (7)
Merger and Integration Costs            110              -             -
Other                                   193            198           209            (3)        (8)
                                      -----          -----         -----
    Total Noninterest Expense         1,318          1,135         1,248            16          6
                                      -----          -----         -----
Income Before Income Taxes, Including
  Merger and Integration Costs          518            595           690           (13)       (25)
Income Taxes                            166            206           242           (19)       (31)
                                      -----          -----         -----
Net Income Including Merger and
  Integration Costs                     352            389           448           (10)       (21)
Merger and Integration Costs, Net
  of Taxes                               74              -             -
                                      -----          -----         -----
Net Income Excluding Merger
  and Integration Costs               $ 426          $ 389         $ 448            10         (5)
                                      =====          =====         =====
Diluted Earnings Per Share            $0.46          $0.51         $0.59           (10)       (22)
Diluted Earnings Per Share,
 Excluding Merger and
 Integration Costs                    $0.56          $0.51         $0.59            10         (5)

Note:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.

                                                          APPENDIX I
                                                          ----------
                                                  Supplemental Information
                                                       (Page 5 of 9)

                                               THE BANK OF NEW YORK COMPANY, INC.
                                               Consolidated Statements of Income
                                        (Dollars in millions, except per share amounts)
                                                        (Unaudited)



                                                  Nine Months Ended September 30,
                               ---------------------------------------------------------------------
                                                              2006          2005          9/30/06
                                Continuing     Discontinued   Adjusted      Adjusted         vs.
                                Operations     Operations     Results(1)    Results(1)    9/30/05
                                ----------     ------------   -----------   -----------  ----------

Net Interest Income               $1,048          $ 458       $1,506        $1,417              6%
-------------------
Provision for Credit Losses           (5)             5            -             5
                                  ------          -----       ------        ------
Net Interest Income After
    Provision for
      Credit Losses                1,053            453        1,506         1,412              7
                                  ------          -----       ------        ------
Noninterest Income
------------------
Servicing Fees
 Securities                        2,579              -        2,579         2,330             11
 Global Payment Services             191             23          214           226             (5)
                                  ------          -----       ------        ------
                                   2,770             23        2,793         2,556              9
Private Banking and
  Asset Management Fees              402             34          436           366             19
Service Charges and Fees             157            113          270           288             (6)
Foreign Exchange and Other
  Trading Activities                 327              6          333           292             14
Securities Gains                      61              -           61            50             22
Other                                169             21          190           130             46
                                  ------          -----       ------        ------
    Total Noninterest Income       3,886            197        4,083         3,682             11
                                  ------          -----       ------        ------
Noninterest Expense
-------------------
Salaries and Employee Benefits     1,904            193        2,097         1,902             10
Net Occupancy                        206             56          262           239             10
Furniture and Equipment              145              6          151           155             (3)
Clearing                             150              -          150           137              9
Sub-custodian Expenses               101              -          101            72             40
Software                             161              2          163           162              1
Communications                        74              3           77            69             12
Amortization of Intangibles           42              -           42            28             50
Merger and Integration Costs          89             21          110             -
Other                                519             72          591           571              4
                                  ------          -----       ------        ------
    Total Noninterest Expense      3,391            353        3,744         3,335             12
                                  ------          -----       ------        ------
Income Before Income Taxes, Including
  Merger and Integration Costs     1,548            297        1,845         1,759              5
Income Taxes                         499            124          623           593              5
                                  ------          -----       ------        ------
Net Income Including Merger and
  Integration Costs                1,049            173        1,222         1,166              5
Merger and Integration Costs, Net
  of Taxes                            62             12           74             -
                                  ------          -----       ------        ------
Net Income Excluding Merger
  and Integration Costs           $1,111          $ 185       $1,296        $1,166             11
---------------------------       ======          =====       ======        ======

Diluted Earnings Per Share         $1.36          $0.23        $1.59         $1.51              5

Diluted Earnings Per Share,
  Excluding Merger and
  Integration Costs                 1.44           0.25         1.69          1.51             12

Note:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.



                                                     APPENDIX I
                                                     ----------
                                               Supplemental Information
                                                   (Page 6 of 9)

                                       THE BANK OF NEW YORK COMPANY, INC.
                                        Consolidated Statements of Income
                                 (Dollars in millions, except per share amounts)
                                                    (Unaudited)



                                    Nine Months Ended September 30, 2005
                                 -----------------------------------------
                                                                 2005
                                   Continuing   Discontinued   Adjusted
                                   Operations   Operations     Results(1)
                                   ----------   ------------   ----------

Net Interest Income                   $ 996          $ 421      $1,417
-------------------
Provision for Credit Losses             (10)            15           5
                                      -----          -----       -----
Net Interest Income After
    Provision for
      Credit Losses                   1,006            406       1,412
                                      -----          -----       -----
Noninterest Income
------------------
Servicing Fees
 Securities                           2,330              -       2,330
 Global Payment Services                200             26         226
                                      -----          -----       -----
                                      2,530             26       2,556
Private Banking and
  Asset Management Fees                 334             32         366
Service Charges and Fees                172            116         288
Foreign Exchange and Other
  Trading Activities                    283              9         292
Securities Gains                         50              -          50
Other                                   126              4         130
                                      -----          -----       -----
    Total Noninterest Income          3,495            187       3,682
                                      -----          -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits        1,721            181       1,902
Net Occupancy                           184             55         239
Furniture and Equipment                 149              6         155
Clearing                                137              -         137
Sub-custodian Expenses                   72              -          72
Software                                160              2         162
Communications                           66              3          69
Amortization of Intangibles              28              -          28
Other                                   506             65         571
                                      -----          -----       -----
    Total Noninterest Expense         3,023            312       3,335
                                      -----          -----       -----
Income Before Income Taxes            1,478            281       1,759
Income Taxes                            474            119         593
                                     ------          -----      ------
Net Income                           $1,004          $ 162      $1,166
----------                           ======          =====      ======

Diluted Earnings Per Share            $1.30          $0.21       $1.51


(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


                                                                  APPENDIX I
                                                                  ----------
                                                          Supplemental Information
                                                                (Page 7 of 9)


                                                      THE BANK OF NEW YORK COMPANY, INC.
                                                            Consolidated Balance Sheets
                                                                   (In millions)
                                                                    (Unaudited)



                                       September 30, 2006                      December 31, 2005
                            --------------------------------------   ---------------------------------------
                            Continuing    Discontinued               Continuing   Discontinued
                            Operations    Operations     Adjusted    Operations   Operations      Adjusted
                            ----------    ------------   --------    ----------   ------------ -------------
Assets
------
Cash and Due from Banks      $  2,072      $   578      $  2,650     $  2,882      $      633  $     3,515
Interest-Bearing
 Deposits in Banks             16,753            -        16,753        8,644               -        8,644
Securities                     22,015          120        22,135       27,218             108       27,326
Trading Assets
 at Fair Value                  3,266            -         3,266        5,930               -        5,930
Federal Funds Sold and
  Securities Purchased
  Under Resale Agreements       5,139            -         5,139        2,425               -        2,425
Loans                          33,619        7,697        41,316       32,601           7,714       40,315
Premises and Equipment          1,009          113         1,122          960             100        1,060
Due from Customers
  on Acceptances                  311            -           311          212              21          233
Accrued Interest Receivable       406           49           455          363              28          391
Goodwill                        3,801          109         3,910        3,510             109        3,619
Intangible Assets                 872            -           872          811               -          811
Other Assets                    8,545          162         8,707        7,710              95        7,805
                             --------      -------      --------     --------      ----------   ----------
     Total Assets            $ 97,808      $ 8,828      $106,636     $ 93,266      $    8,808   $  102,074
                             ========      =======      ========     ========      ==========   ==========
Liabilities and
  Shareholders' Equity
----------------------
Deposits                     $ 54,953      $12,981      $ 67,934     $ 49,787      $   14,637   $   64,424
Federal Funds Purchased
  and Securities Sold Under
  Repurchase Agreements         1,040            -         1,040          834               -          834
Trading Liabilities             2,102            -         2,102        2,401               -        2,401
Payables to Customers
  and Broker-Dealers            6,673            -         6,673        8,623               -        8,623
Other Borrowed Funds            1,121            -         1,121          860               -          860
Acceptances Outstanding           318            -           318          212              23          235
Accrued Taxes
  and Other Expenses            4,140           34         4,174        4,123               1        4,124
Accrued Interest Payable          201           12           213          163               9          172
Other Liabilities               4,152            8         4,160        2,697              11        2,708
Long-Term Debt                  8,434            -         8,434        7,817               -        7,817
                             --------      -------      --------     --------      ----------   ----------
     Total Liabilities         83,134       13,035        96,169       77,517          14,681       92,198
                             --------      -------      --------     --------      ----------   ----------
Shareholders' Equity           10,467            -        10,467        9,876               -        9,876
                             --------      -------      --------     --------      ----------   ----------
     Total Liabilities and
       Shareholders' Equity  $ 93,601      $13,035      $106,636     $ 87,393      $   14,681   $  102,074
                             ========      =======      ========     ========      ==========   ==========

---------------------------------------------------------------------------------------------------
Note: The balance sheet at December 31, 2005 has been derived from the audited financial statements at that date.



                                                                     APPENDIX I
                                                                     ----------
                                                             Supplemental Information
                                                                    (Page 8 of 9)


                                                            THE BANK OF NEW YORK COMPANY, INC.
                                      Adjusted(1) Average Balances and Rates on a Taxable Equivalent Basis
                                                                  (Preliminary)
                                                             (Dollars in millions)


                                                 For the three months       For the three months
                                              ended September 30, 2006    ended September 30, 2005
                                             -------------------------   --------------------------
                                             Average            Average  Average            Average
                                             Balance  Interest   Rate    Balance  Interest   Rate
                                             -------  --------  -------  -------  --------  -------
ASSETS
------
Interest-Bearing Deposits in Banks
(primarily foreign)                        $  16,033  $    166    4.11%  $ 8,629  $     68    3.13%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements             3,006        37    4.89     4,465        38    3.37
Margin Loans                                   5,158        85    6.54     6,392        71    4.40
Non-Margin Loans
 Domestic Offices                             25,174       343    5.44    22,955       271    4.69
 Foreign Offices                              11,135       168    5.96    10,561       121    4.53
                                            --------  --------          --------  --------
   Total Non-Margin Loans                     36,309       511    5.60    33,516       392    4.64
                                            --------  --------          --------  --------
Securities
 U.S. Government Obligations                     198         2    4.24       228         2    3.55
 U.S. Government Agency Obligations            3,427        42    4.95     3,956        41    4.19
 Obligations of States and
  Political Subdivisions                         220         4    7.06       231         4    6.59
 Other Securities                             21,616       284    5.26    21,227       224    4.23
 Trading Securities                            2,477        30    4.69     3,361        38    4.49
                                            --------  --------          --------  --------
   Total Securities                           27,938       362    5.18    29,003       309    4.27
                                            --------  --------          --------  --------
Total Interest-Earning Assets                 88,444     1,161    5.23    82,005       878    4.25
                                                      --------                    --------
Allowance for Credit Losses                     (417)                       (562)
Cash and Due from Banks                        2,777                       2,974
Other Assets                                  18,060                      16,494
                                            --------                    --------
 TOTAL ASSETS                               $108,864                    $100,911
                                            ========                    ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts                 $  5,586  $     37    2.64%  $ 6,827  $     30    1.74%
 Savings                                       7,379        32    1.71     8,637        27    1.23
 Certificates of Deposit of
  $100,000 & Over                              4,323        59    5.41     3,137        28    3.56
 Other Time Deposits                           1,052        10    3.74     1,529        11    2.84
 Foreign Offices                              33,724       291    3.43    25,887       152    2.33
                                            --------  --------          --------  --------
  Total Interest-Bearing Deposits             52,064       429    3.27    46,017       248    2.14
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements              2,728        34    5.02     1,245         9    2.96
Other Borrowed Funds                           1,834        27    5.99     1,716        13    3.10
Payables to Customers and Broker-Dealers       4,657        42    3.62     5,714        35    2.41
Long-Term Debt                                 8,340       115    5.37     7,568        73    3.81
                                            --------  --------          --------  --------
  Total Interest-Bearing Liabilities          69,623       647    3.69    62,260       378    2.41
                                                      --------                    --------
Noninterest-Bearing Deposits                  15,743                      15,815
Other Liabilities                             13,236                      13,272
Common Shareholders' Equity                   10,262                       9,564
                                            --------                    --------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $108,864                    $100,911
                                            ========                    ========
Interest Earnings
 and Interest Rate Spread                             $    514    1.54%           $    500    1.84%
                                                      ========  =======           ========  =======
Net Interest Margin                                               2.33%                       2.42%
                                                                =======                     =======

Note:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


                                                                     APPENDIX I
                                                                     ----------
                                                             Supplemental Information
                                                                    (Page 9 of 9)


                                                            THE BANK OF NEW YORK COMPANY, INC.
                                      Adjusted(1) Average Balances and Rates on a Taxable Equivalent Basis
                                                                  (Preliminary)
                                                             (Dollars in millions)



                                                 For the nine months         For the nine months
                                              ended September 30, 2006    ended September 30, 2005
                                             -------------------------   --------------------------
                                             Average            Average  Average            Average
                                             Balance  Interest   Rate    Balance  Interest   Rate
                                             -------  --------  -------  -------  --------  -------
ASSETS
------
Interest-Bearing Deposits in Banks
(primarily foreign)                        $  12,720  $    372    3.91%  $ 9,207  $    206    2.99%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements             3,098       102    4.42     4,813       102    2.82
Margin Loans                                   5,438       247    6.08     6,380       188    3.94
Non-Margin Loans
 Domestic Offices                             24,349       973    5.34    22,606       760    4.50
 Foreign Offices                              11,140       468    5.61    10,336       322    4.17
                                            --------  --------          --------  --------
   Total Non-Margin Loans                     35,489     1,441    5.43    32,942     1,082    4.39
                                            --------  --------          --------  --------
Securities
 U.S. Government Obligations                     213         7    4.23       289         7    3.23
 U.S. Government Agency Obligations            3,795       132    4.65     3,690       110    3.97
 Obligations of States and
  Political Subdivisions                         220        11    6.87       214        11    7.03
 Other Securities                             22,395       831    4.94    20,449       617    4.02
 Trading Securities                            3,878       132    4.55     3,084        98    4.30
                                            --------  --------          --------  --------
   Total Securities                           30,501     1,113    4.87    27,726       843    4.06
                                            --------  --------          --------  --------
Total Interest-Earning Assets                 87,246     3,275    5.01    81,068     2,421    3.99
                                                      --------                    --------
Allowance for Credit Losses                     (418)                       (578)
Cash and Due from Banks                        3,784                       3,342
Other Assets                                  17,860                      16,380
                                            --------                    --------
   TOTAL ASSETS                             $108,472                    $100,212
                                            ========                    ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts                 $  5,795  $    103    2.40%  $ 6,939  $     77    1.49%
 Savings                                       7,786        95    1.63     8,824        72    1.09
 Certificates of Deposit of
  $100,000 & Over                              4,233       159    5.02     3,028        70    3.09
 Other Time Deposits                           1,377        39    3.77     1,101        20    2.37
 Foreign Offices                              32,176       751    3.12    25,896       413    2.13
                                            --------  --------          --------  --------
  Total Interest-Bearing Deposits             51,367     1,147    2.99    45,788       652    1.90
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements              2,532        88    4.65     1,262        23    2.44
Other Borrowed Funds                           2,045        70    4.54     1,831        33    2.43
Payables to Customers and Broker-Dealers       4,972       124    3.34     6,025        88    1.95
Long-Term Debt                                 8,166       317    5.12     7,223       187    3.42
                                            --------  --------          --------  --------
  Total Interest-Bearing Liabilities          69,082     1,746    3.37    62,129       983    2.12
                                                      --------                    --------
Noninterest-Bearing Deposits                  15,733                      15,533
Other Liabilities                             13,645                      13,153
Common Shareholders' Equity                   10,012                       9,397
                                            --------                    --------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                     $108,472                    $100,212
                                            ========                    ========
Interest Earnings
 and Interest Rate Spread                             $  1,529    1.64%           $  1,438    1.87%
                                                      ========  =======           ========  =======
Net Interest Margin                                               2.34%                       2.37%
                                                                =======                     =======

Note:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.